SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2003



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              0-20022               31-1227808
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(State or other jurisdiction          (Commission           (IRS Employer
   of incorporation)                  File number)          Identification No.)




                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------


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Item  5.  Other  Events  and  Regulation  FD  Disclosure.
---------------------------------------------------------

On December 31, 2003, Pomeroy IT Solutions, Inc. acquired eServ Solutions Group, LLC ("eServ"), a Rock Island, Illinois based IT solutions and professional services provider. For the ten months ended October 31, 2003, eServ recorded revenues of approximately $6 million. eServ's primary service offerings include network infrastructure, enterprise storage and server solutions.

Item  7.  Financial  Statements  and  Exhibits.
-----------------------------------------------

(c)  Exhibits
99.1 Press release dated December 31, 2003.

..


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                POMEROY IT SOLUTIONS, INC.
                                --------------------------



Date: January 5, 2004             By:  /s/  Michael E. Rohrkemper
                                  ----------------------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer
                                  and Chief Accounting Officer



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